UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2026

THE PROGRESSIVE CORPORATION
(Exact name of registrant as specified in its charter)

Ohio			001-09518	34-0963169
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

300 North Commons Blvd.,	Mayfield Village,	Ohio		44143
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code (440) 461-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	PGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Consistent with The Progressive Corporation’s (the “Company”) Form 8-K filed on January 28, 2026, and in anticipation of John P. Sauerland’s retirement on July 3, 2026, on May 8, 2026, the Board of Directors elected Andrew J. Quigg, the Company’s current Chief Strategy and Finance Management Officer, as the Company’s next Vice President and Chief Financial Officer (“CFO”), effective July 4, 2026. Mr. Quigg, 46, was our Chief Strategy Officer from July 2018 until February 2026 when he assumed his current role. The details regarding Mr. Quigg’s compensation upon assuming the CFO role have not been finalized. The Company will disclose such information in an amendment to this Form 8-K after it is determined.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) At the Company's Annual Meeting of Shareholders held on May 8, 2026, 518,130,136 common shares were represented in person or by proxy.

(b) At the Annual Meeting of Shareholders, shareholders took the following actions:

•Proposal One - Shareholders elected each of the eleven directors named below. The votes cast with respect to each director were as follows:

Director	Term Expires	For	Against	Abstain	Broker Non-Votes
Philip Bleser	2027	467,116,033	16,239,055	325,459	34,449,589
Stuart B. Burgdoerfer	2027	460,819,208	22,534,287	327,052	34,449,589
Pamela J. Craig	2027	482,812,646	516,965	350,936	34,449,589
Charles A. Davis	2027	458,446,445	20,173,521	5,060,581	34,449,589
Roger N. Farah	2027	450,991,335	32,351,002	338,210	34,449,589
Lawton W. Fitt	2027	410,778,645	67,856,698	5,045,204	34,449,589
Susan Patricia Griffith	2027	480,862,329	2,548,914	269,304	34,449,589
Devin C. Johnson	2027	482,734,402	606,205	339,940	34,449,589
Jeffrey D. Kelly	2027	466,776,471	16,562,277	341,799	34,449,589
Barbara R. Snyder	2027	474,218,860	9,158,390	303,297	34,449,589
Kahina Van Dyke	2027	482,845,740	503,615	331,192	34,449,589

•Proposal Two - Cast an advisory vote approving the Company’s executive compensation program. This proposal received 464,140,742 affirmative votes and 18,782,535 negative votes. There were 757,270 abstentions and 34,449,589 broker non-votes with respect to this proposal.

•Proposal Three - Ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026. This proposal received 480,124,867 affirmative votes and 33,041,741 negative votes. There were 4,963,528 abstentions and no broker non-votes with respect to this proposal.

Item 7.01 Regulation FD Disclosure.

On May 8, 2026, the Company’s Board of Directors renewed the Company’s authorization to repurchase up to 25 million of the Company’s common shares, $1.00 par value, and declared the
Company’s quarterly common share dividend in the amount of ten cents ($0.10) per share, payable on July
10, 2026, to shareholders of record on July 2, 2026.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See exhibit index on page 4.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2026
                            THE PROGRESSIVE CORPORATION

                            By: /s/ Carl G. Joyce
                            Name: Carl G. Joyce
                        Title: Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No. Under Reg. S-K Item 601	Form 8-K Exhibit No.	Description
104	104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document)

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